                            FOCUS TRUST, INC./SM/




                                                              1996 ANNUAL REPORT

FOCUS TRUST, INC. ("Focus Trust" or the "Fund") is a no-load, non-diversified open-end management investment company, commonly known as a mutual fund. The Fund seeks to attain maximum long-term capital appreciation with minimum risk to principal by investing primarily in common stocks. The selection of common stocks will be made through an investment strategy known as focus investing.

Focus investing is an investment strategy whereby companies (businesses) are identified and selected as eligible for investment by the examination of all fundamental quantitative and qualitative aspects of a company. We are interested in investing in businesses which have a consistent operating history and possess favorable long-term prospects. We like to be associated with management that is rational in their actions, candid with their shareholders, and have the ability to think independently. In addition, we are attracted to businesses that generate high returns on invested capital, possess high profit margins, and have the ability to produce cash profits for its owners. Lastly, we are only interested in purchasing companies which are for sale at prices demonstrably less than their calculated value.

If a stock is chosen for investment, focus investors then become long-term owners of that business knowing that over time a shareholder's return from owning a stock is ultimately determined by the fundamental economics of the underlying business. As such, focus investors concentrate their efforts on a select few outstanding businesses and spend zero time and energy forecasting the general direction of the stock market or the economy.

                               TABLE OF CONTENTS

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                                                                            Page
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
Focus Trust Investment Objective............................. Inside Front Cover
Investment Performance.......................................                  2
Letter to Shareholders.......................................                  3
Schedule of Investments......................................                 15
Statement of Assets and Liabilities..........................                 16
Statement of Operations......................................                 17
Statement of Changes in Net Assets...........................                 18
Notes to Financial Statements................................                 19
Financial Highlights.........................................                 21
Report of Independent Accountants............................                 22
Investment Adviser--Shareholder Principles...................                 23
Directors and Officers.......................................                 24

                           [LINE GRAPH APPEARS HERE]

                         FOCUS TRUST PERFORMANCE GRAPH

                  Focus Trust    S&P 500 Index    Lipper Growth Fund
                  -----------    -------------    ------------------
4/17/95             10,000           10,000             10,000
  06/95             10,140           10,955             11,070
  09/95             10,810           11,826             12,077
  12/95             11,229           12,538             12,283
  03/96             12,385           13,211             12,875
  06/96             11,983           13,603             13,266
  09/96             12,485           14,230             13,736
  12/96             13,154           15,416             14,533

                           [BAR CHART APPEARS HERE]

                          1996 QUARTERLY PERFORMANCE

For the Period
Ending (1996)     Focus Trust    S&P 500 Index    Lipper Growth Index
--------------    -----------    -------------    -------------------
1st Quarter           10.30%         4.80%               4.51%
2nd Quarter           -3.25%         3.89%               3.03%
3rd Quarter            4.19%         2.49%               3.56%
4th Quarter            5.35%         7.77%               5.80%


                           [BAR CHART APPEARS HERE]

                      FOCUS TRUST 1996 PERFORMANCE GRAPH
                  Monthly Total Return vs. Lipper Growth Fund

                         Focus Trust          Lipper Growth Index
                         -----------          -------------------
01/31                        4.92%                    2.89%
02/29                        2.30%                    1.57%
03/31                        2.75%                    0.46%
04/30                       -4.55%                    2.94%
05/31                        1.79%                    1.72%
06/30                       -0.42%                   -1.60%
07/31                       -4.87%                   -4.74%
08/31                        1.76%                    3.64%
09/30                        7.63%                    4.88%
10/31                        2.17%                    1.44%
11/30                        3.15%                    6.05%
12/31                       -0.04%                   -1.65%

TO THE SHAREHOLDERS OF FOCUS TRUST, INC.:

   In 1996, the net asset value per share of Focus Trust gained 17.1%. During the year, we added $1.91 in per share value of which $.07 per share represented a realized and paid capital gain dividend. On an after-tax basis, we earned 97% of our gross return, a 16.8% net gain for taxable shareholders.

   On a comparative basis, the Standard & Poor's 500 Index (S&P 500 Index), with dividend income included, gained 22.9% in 1996 while the Lipper Growth Index, an index of growth equity mutual funds, gained 19.2%. Since inception, on April 17, 1995, Focus Trust has increased in value 31.5%, a 17.4% average annual total return.

   Throughout the year, Focus Trust experienced both periods of heightened expectation and quiet suspicion. In the first quarter of the year, we substantially outperformed our benchmarks only to find our advantage erased during the second quarter. In the third quarter, Focus Trust regained lost ground. Again in the fourth quarter, our net asset value continued to rise although not at a rate as fast as the S&P 500 Index.

   For all the changes in our relative performance, you must think we made countless decisions. But if you compare our Annual Report with our June 30, 1996 Semi-Annual Report, you will see we only sold one stock, Federal National Mortgage. Basically, we continued to own the same group of stocks throughout the year.

   At different points last year, our group of stocks showed outstanding price performance, while during other periods this same group of stocks generated below-average price performance. But as we pointed out, this had less to do with us and more to do with the stock market's constant fluctuations.

   We have said before that we have no ability to guess which group of stocks will perform best over a short period of time. As such, we avoid playing games when the probabilities of winning are low. However, we do have a strong sense about which stocks will perform best over the long-term. Frequently, stocks that post superior long-term price appreciation are stocks of companies that generate high returns on capital, are able to grow cash earnings on a per share basis, and are run by managers who are shareholder friendly.

   Over the last two years, we have developed a decent ability to discover and select companies with above-average, long-term economics. We have also come to learn and appreciate the value of only playing games where the chance of winning is high as opposed to playing games where the chance of winning is low. What we understand, and hope that you are learning as well, is that the most profitable investment game to play is the one where the probability of success is decidedly in your favor regardless of what short-term performance may indicate.

AFTER-TAX PERFORMANCE

   Many Focus Trust shareholders choose to reinvest their dividend income into additional shares. At year end, these shareholders received a fund statement showing the amount of dividend paid on their account and the subsequent purchase of additional shares of Focus Trust.

   Other Focus Trust shareholders prefer to receive their income in cash rather than purchase additional shares. For those shareholders, they received a check at year end and a fund statement showing no change in the number of shares outstanding.

   After year end, FPS Services, Inc., our fund administrator, forwards a Form 1099-Dividend to each taxable shareholder. This statement, for receipts of dividends and distributions, informs each shareholder of the dollar amount of ordinary dividends and capital gain distributions paid to their account.

   Whether a shareholder's option is to reinvest their income into additional shares or to receive their income as cash, either action generates a Form 1099-Dividend. To put it simply, the tax consequence for both actions is the same.

   Because a majority of our shareholders own Focus Trust in a taxable account, this issue is important. However, if your shares of Focus Trust are held in a tax-free account or a tax-deferred account, please don't lose interest. There is a lesson in this.

   If our gross return, our before tax-return, was 17.1%, then what was our after-tax return? If we assume a 42% tax bracket, (so as to not leave out our wealthiest shareholders who reside in heavily taxed states), our net after-tax percentage gain was 16.8%. To put it another way, 98% of our investment return made it to your bottom line.

   We believe this is a notable accomplishment. By comparison, Morningstar points out that, in 1996, if you invested in the average diversified stock fund, taxable investors would have to pay about $16 in taxes for every $100 earned. This means only 84% of the gross return was earned for taxable shareholders. Hence the 19.2% rise in the Lipper Growth Index, produced a 16.1% net after-tax return. In 1996, the net after-tax return of Focus Trust outperformed the net after-tax return of the Lipper Index.

   Why do most mutual funds have a lower percentage after-tax return than Focus Trust? The most obvious answer is that other mutual funds have proportionally higher realized capital gains. In other words, portfolio managers who sell a sizable portion of their fund, if the sale is profitable, incur capital gains taxes.

   Because the average turnover ratio of equity mutual funds is 90%, (that is 90% of the value of the fund is sold and replaced within a one-year period), it stands to reason that most funds will have higher tax consequences. By comparison, Focus Trust, in 1996, had a 8% turnover ratio hence a proportionally smaller amount of realized capital gain.

   So why do most mutual funds experience high turnover ratios rather than lower? Part of the reason is due to the fact that mutual fund managers operate on a before-tax basis. The reward system in the mutual fund industry is based on gross performance. Whenever you look at a newspaper or magazine and see mutual fund rankings, the list is composed of before-tax returns. Little attention is paid to after-tax performance.

   But at Focus Trust, after-tax performance is very important to us. We value the unrealized capital gain as a way to compound wealth more forcibly over the long-term. For example, a $1 investment that doubles each year for twenty years and then pays a 34% tax at the end, earns $692,000. On the other hand, a $1 investment that doubles each year, but stops to pay the 34% tax annually, ends up with only $25,200.

PERFORMANCE ANALYSIS

   For the second year in a row, a majority of U.S. equity mutual funds underperformed the S&P 500 Index and for the second year in a row, Focus Trust's was among the lagging group. In 1995, you may recall, Focus Trust's performance suffered due to our unusually heavy weighting in cash equivalents (45% on average throughout the year). In 1996, cash equivalents were not the culprit. Rather, Focus Trust simply did not own those stocks which were most responsible for the gain in the S&P 500 Index.

   The S&P 500 Index is a capitalization-weighted index of five hundred companies. The higher the market value of the company, the more weight its individual price performance contributes to the Index's return. For example, General Electric is the largest company in the S&P 500 Index. It's individual share price change is responsible for 2.89% of the Index's return. Eaton Corporation is the 250th largest company in the Index. It's individual share price change only contributes .10% of the Index's return. Shoney's Incorporated, a restaurant company, is the smallest company in the Index and it contributes a scant .01% to the Index's return.

   The top ten stocks in the S&P 500 Index contribute 18.7% of the S&P 500 Index's return. The performance of the largest one hundred stocks in the Index contributes well over half of the Index's return (65%), while the performance of the smallest four hundred stocks contributes only 35% of the Index's return.

   So what does this mean? In simplistic terms, when the S&P 500 Index produces big gains or big losses it is most often attributed to the behavior of approximately twenty percent of the stocks in the Index. Such was the case in 1996.

   Last year, the best performing stocks in the S&P 500 Index were the largest companies and the worst performing stocks were the smallest companies. According to Morgan Stanley, the largest one hundred stocks in the Index gained 30% on average, while the smallest one hundred stocks gained only 9%.

   The strong growth in the S&P 500 Index over the last two years can be attributed to the performance of a select few high capitalization stocks. In 1996, Coca-Cola, General Electric, Intel, IBM, and Microsoft accounted for almost a quarter of the S&P 500 Index's 23% return. In contrast, the Value Line Index, which is an equally-weighted index of seventeen hundred companies, gained 12% in 1996.

   Generally speaking, to have done as well as the S&P 500 Index in 1996, would have required a portfolio manager to have owned a greater number of larger stocks and a lesser number of smaller stocks. What size stocks does Focus Trust own? The answer is both large and small.

   Our largest capitalization stock in Focus Trust is Johnson & Johnson. It is the twelfth largest company in the S&P 500 Index and represents 4.8% of our portfolio. The Walt Disney Company is the 21st largest company in the Index and represents 9.0% of Focus Trust. Next, American Express which represents 10.3% of our portfolio is the 51st largest company in the Index followed by Gannett Company (136th largest in the Index/7.8% of portfolio), William Wrigley, Jr. (215th largest in the Index/5.4% of the portfolio), and Hasbro (344th in the Index/4.2% of the portfolio).

   Overall, 41.5% of our portfolio is represented in the S&P 500 Index while 58.5% of our portfolio lies outside this popular index.

RELATIVE PERFORMANCE--THE PITFALLS

   The money management business is a relative performance game. As such, the reward system in a relative performance game is based on how well you outperform a given index. What is interesting to learn is the risk to a portfolio manager who participates in a relative performance game is not the securities he or she owns. Rather, as Peter Bernstein points out in "Immortal Work and Impossible Fantasies" (1995), "the greater risk is in the far larger number of securities the portfolio manager does not own".

   Being a contestant in a relative performance game presents several challenges. As a portfolio manager, you have to keep one eye on a group of companies held in your portfolio purchased with the analytical belief that the economics of these businesses will justify, over the long-term, a higher stock price. At the same time, you have to keep an eye on the balance of stocks which are not included in your portfolio. After all, as Bernstein reminds us, in a relative performance game you are also "short" all of the stocks you don't own.

   Because of this, money management in a relative performance game is a quandary. How long will a portfolio manager be willing to own a group of stocks once this group begins to underperform in relative price terms? But, at the same time, how can a portfolio manager rationalize selling any stock if that stock continues to exhibit the same qualities that justified the initial purchase?

   In the money management business, short-term price performance continues to be the widely accepted barometer of talent and ability. Because the reward system in this relative performance game enriches the conqueror, portfolio managers quickly learn the advantages of beating the index in short periods. They also come to appreciate the financial discomfort of holding underperforming stocks; a pain that rises exponentially over time.

   The problem we see with the relative performance game is that the system is racked with inefficiencies. Because of the need to generate performance that is close to a benchmark, portfolio managers constantly buy and sell stocks. For shareholders, this activity increases transaction costs and realized capital gains taxes, both of which we view as negatives.

   A relative performance game also tends to increase the number of stocks held in a portfolio. In 1952, Harry Markowitz published a paper entitled "Portfolio Selection". In the paper, Markowitz suggested that by combining stocks in certain ways, you could reduce price volatility and still achieve reasonable investment returns. It was a significant intellectual achievement which earned Markowitz a Nobel Prize in Economic Science.

   Then, in 1971, Wagner and Lau published a paper entitled "The Effect of Diversification". Here, the two authors revealed that a portfolio consisting of as few as 15 securities can effectively eliminate diversifiable risk. In other words, increasing the number of stocks in a portfolio beyond a core portfolio of 15 securities provides minimal diversification since securities outside the core portfolio tend to be highly correlated to at least one security within the core.

   So how did the money management business, forty-five years ago, evolve from a mismatched confederation of picking stocks to institutional portfolios that today hold on average more than one hundred different stocks. According to Bernstein, the evolution of portfolio diversification "owes as much to instincts for limiting decision regret by covering all the bases as it is impelled by Harry Markowitz's most persuasive theoretical perorations". What Bernstein is saying is that perhaps portfolio diversification is based more on a manager's fear of being out-of-step with a benchmark than with a devoted sense of growing capital in optimal ways. After all, one way to ensure you own the "right" stocks is to own enough of them. But if your portfolio contains too many stocks, it is likely you own some winners and some losers and in the aggregate you earn the average.

   I thought long and hard about this as we constructed the portfolio for Focus Trust. Even with $7 million in assets, I could have easily purchased one hundred companies as opposed to the sixteen we currently own. So why did we choose to own less stocks than more? The answer is that a portfolio with fewer stocks stands a better chance of outperforming, over time, than does a portfolio containing a larger number.

   But how do we know this? The rationale for a concentrated investment portfolio has been promoted by numerous successful investors including Warren Buffett, Philip Fisher, Robert Kirby, Charlie Munger, Lou Simpson, and Bill Ruane. Customarily, the word of these outstanding individuals is enough for me and indeed their success influenced my thinking in organizing Focus Trust as a non-diversified mutual fund.

   Still, I felt compelled to further examine this theory of portfolio management. With the help of Joan Lamm-Tennant, a Professor of Finance at Villanova University and a member of our Board of Directors, we examined the behavior of different portfolios of various sizes. Using monthly security pricing and dividend data from January 1984 to December 1993, we established equal-weighted portfolios including a 15 stock portfolio, 50 stock portfolio, 100 stock portfolio, and a 250 stock portfolio. For each portfolio size category, 3,000 portfolios were formed by randomly selecting securities from the data base. Then the portfolio returns were generated for various holding periods ranging from one to ten years.

   What do you think we learned? Interestingly, the average annual return for each group of portfolios over a ten-year holding period was approximately the same, 13.2%. Now what do you think was the return of the S&P 500 Index? The average annual return of the S&P 500 Index during this same period was 14.9%. At first we were puzzled until we remembered that the S&P 500 Index is a capitalization-weighted index. When we tested again, controlling for capitalization, the returns were markedly closer to the S&P 500 Index return.

   The important insights to our research came when we analyzed the variability of returns of the different portfolio groups. For example, the variability for the 250 stock portfolio group was .53% indicating that the returns of all 3,000 portfolios clustered tightly around the mean. Over the ten-year period, the average annual return of the 250 stock portfolios fell primarily between 12% and 15%. Very much a market type of return.

   In contrast, the variability for the 15 stock portfolios was 2.53%, indicating a much wider dispersion of returns. Over the same ten year period, the average annual return of the 15 stock portfolios fell between 6% and 27%. Something noticeably different than a market type of return.

   What we observed was that a 250 stock portfolio, over time, has return potential and price deviation that is very similar to the market. This should be no surprise. By the time you own 250 stocks, you have almost simulated the market and if the tendency is to overweight the larger more established companies and underweight the smaller companies, your portfolio returns may very well be comparable to the market's.

   A 15 stock portfolio, on the other hand, has interesting possibilities. We do know that a concentrated portfolio of 15 stocks, although capable of adequate diversification, does stand a better chance of producing below-average returns than a 250 stock portfolio. However, it is important to note that a 15 stock portfolio also stands a better chance of achieving above-average returns than a 250 stock portfolio. This is what intrigues us.

   And now you see the dilemma. Larger portfolios tend to produce returns similar to the market's return. This is a safe bet for those who are manic about the relative performance game. In all fairness, large portfolios periodically produce above-average returns and the excitement which follows is noticeable. But over the long-term, statistics reveal that large portfolios are mostly underachievers. At the same time, large portfolios are rarely great disappointments. It is the perfect formula for participating in a relative performance game.

   Considering these facts, has the practice of active money management lost its utility? Many would say "yes", including Charlie Munger who believes that "plumbers are more useful than money managers". After all, the returns from active money management are, in general, no better than that which can be obtained by investing in Jack Bogle's index funds at the Vanguard Group. By the time you deduct the cost of transactions, higher expense ratios, to think nothing of the tax-consequence of realized capital gains, you begin to understand why large actively-managed portfolios have such a difficult time beating index funds.

   I believe Mr. Munger's criticism is a "wake-up call" for the money management industry. We feel so strongly about this issue that both Professor Lamm-Tennant and I co-authored a research paper entitled "Focus Investing: A Tax-Advantaged Alternative to Active versus Passive Management". Based on our preliminary findings, the Institute for Charter Financial Analysts has asked us to explore focus investing in a Research Monograph to be published in 1998. We promise to keep you informed.

   What Professor Lamm-Tennant and I suspect is the limitations to modern money management are partly caused by the reward system in a relative performance game. If this is true, portfolio managers will be forced to make a decision. To either continue to play a "fair game of chance" because the rules of relative performance require so, or, seek a game with better odds and then construct the appropriate benchmark.

A NEW BENCHMARK

   In Peter Bernstein's Against the Gods--The Remarkable Story of Risk, Bernstein introduces Daniel Bernoulli, a young Swiss mathematician. In 1738, Bernoulli contributed one of several papers to the Imperial Academy of Sciences in St. Petersburg. Bernoulli's paper, entitled "New Theory", discussed choices and probabilities. It was Bernoulli's contention that fair games of chance offer no utility, and that "anyone who bets any part of his fortune, however small, on a mathematically fair game of chance acts irrationally".

   It is for this reason, I would argue, why investors like Warren Buffett, Charlie Munger, and Bill Ruane neither own, nor constantly buy and sell, hundreds of stocks in their portfolios. That strategy is nothing more than a "fair game of chance". What Buffett, Munger, and Ruane have done is opt to play a game that has a higher probability of success. A game we would like to play as well.

   As a portfolio manager in a relative performance game, the problem we face is that the investment approach outlined in THE WARREN BUFFETT WAY is not always compatible with the reward system attached to the game. But given this challenge, we should not revert backwards to a "fair game of chance". Rather, we should hold true to our discipline and ask our shareholders to persevere.

   However, I believe it is unfair to ask shareholders to ignore an institutionally-accepted benchmark (short-term price performance), unless we can offer a practical and fundamentally sound alternative.

   For focus investing, the most relevant benchmark and the most important benchmark is . . . our own benchmark.

PORTFOLIO OF BUSINESSES

   If you looked at the securities held in Focus Trust and imagined that you owned not common stocks but the businesses represented by these common stocks, your mind begins to think differently. What I see is not a mutual fund described by many as an anomaly, but a broadly-diversified portfolio of outstanding businesses.

   At year end 1996, Focus Trust owned sixteen businesses in the following four distinct industry groups:

   AMUSEMENT, ENTERTAINMENT & RECREATION

            Gaylord Entertainment Company
            International Speedway Corporation
            The Walt Disney Company

   CONSUMER PRODUCTS & SERVICES

            Brown-Forman Corporation
            Harley Davidson, Incorporated
            Hasbro, Incorporated
            Johnson & Johnson
            Sotheby's Holdings, Incorporated
            William Wrigley, Jr. Company

   FINANCIAL SERVICES

            American Express Company
            Berkshire Hathaway, Incorporated
            Federal Home Loan Mortgage Corporation

   NEWSPAPERS

            Central Newspapers, Incorporated
            Gannett Company
            Lee Enterprises, Incorporated
            The Washington Post Company

   There are several industry groups not represented in Focus Trust's portfolio, including basic industry, capital goods, oil and gas, and utilities. Generally speaking, these industry groups generate average to below-average sustainable economics. Hence, to profit from these groups requires a portfolio manager to buy and sell at different points in the business and interest cycle. We avoid this activity not only because of the inherent costs of doing so, but because the success of this approach requires timing skills your manager lacks.

   We also do not own technology businesses. This omission has hurt our short-term performance as this industry group has been a star performer in the market over the last several years. No one can deny the impact that technology has had on our economy or the profits that certain technology companies have afforded.

   Even so, investing in technology companies presents many difficulties for Focus Trust. Our first hurdle to overcome is simply estimating the value of a technology company. Without some sense of value, how do we know whether the cost of investing is over or below the price a rational investor would pay.

   The only way we know how to estimate value is by the discounted present value of future cash flows. In that technology companies are still evolving, it is too difficult to estimate with any sense of predictability what is a company's future cash flow. My friend Bill Miller, at Legg Mason, reminds me that "if your assumptions do not express statistical probabilities, it is likely your conclusions are carrying a lot of emotional baggage".

   If we are going to make a large bet on a company, and that is how we prefer to invest, the probabilities of success must clearly be on our side. No more "fair games" of chance. The portfolio of businesses owned by Focus Trust reflects our attempt to invest in companies with (1) favorable and predictable long-term prospects; (2) management that acts rationally and allocates capital to the benefit of shareholders; (3) above-average economics; and (4) purchase prices demonstrably below a reasonable calculation of their value. If we get any of the first three steps wrong, the margin of safety, in step four, should help diminish the effect of any miscalculation.

THE FOCUS TRUST BENCHMARK

   If we are going to produce above-average, long-term gains for our shareholders, it is clear we must own a portfolio of businesses that possess economics that will warrant this price affirmation. As owners of these businesses, we hold no regard for short-term market prices. Our focus is on the underlying economic progress of both our individual businesses and the weighted-average economic return of all our businesses.

   According to the 49th Annual Report on American Industry, the 1996 average return on equity for 1,280 companies was 13%. During this same period, the weighted average return on equity for the businesses in Focus Trust's portfolio was 18%. This is the first indication that the economics of our businesses are superior compared to a broader collection of companies.

   Return on equity is an important economic measure. The ratio of net income to shareholder's equity is an important test for managerial performance. Because companies retain a portion of their earnings each year, earnings per share growth as an absolute measure of performance can be misleading. By focusing on return on equity, we have a good understanding of how well management was able to achieve a high earnings rate on the equity employed in the company.

   Return on equity is greatly affected by a company's debt level. Some companies are able to achieve high returns on equity only because the equity in the company is lower compared to debt levels. To the degree a company is able to use someone else's money (loans) to grow their business, management will be able to earn higher returns on the capital employed by the owners.

   However, higher returns on equity should not be exchanged for the imprudent deployment of debt. Because highly leveraged companies are vulnerable during economic slowdowns, we would rather give-up a few points of return on equity than be hobbled by debt-laden companies. The weighted average debt to capital for the companies in Focus Trust's portfolio is 24%, including our financial service companies. Several of our companies, including International Speedway, Central Newspapers, Washington Post, Harley Davidson, and William Wrigley, Jr., operate with little or no debt.

   We pay little attention to our companies' earnings per share. However, we pay a great deal of attention to our companies' owner-earnings per share. Because owner-earnings per share adjusts for capital expenditures and depreciation and amortization charges, this ratio gives a clearer picture of the cash-generating ability of the company. Furthermore, we are interested in owning companies that are able to use their excess cash to reduce the number of shares outstanding. The value of a company on a per share basis increases when owner-earnings increase, but the value can rise even faster when the absolute number of shares begins to decline.

   Almost every business Focus Trust owns is in the process of buying back shares. This has become a popular strategy for companies seeking the attention of value conscious investors. Of course the trick is to separate those companies who only profess to buy back shares from those companies that actually achieve share reduction.

   Regardless of the rhetoric, we keep a close track of the net number of shares outstanding in each of our companies. Thus far, the value of our share ownership in companies has increased both by the net reduction of shares outstanding as well as the above-average growth of our owner-earnings. On a weighted-average basis, our companies are increasing their owner-earnings at a 14.7% annual rate.

   We have identified three important economic benchmarks: 18% return on equity; 24% debt to capital; and 14.7% growth in owner-earnings. Our challenge going forward is two-fold. First, our companies need to maintain their superior economic returns. Second, any company added to our portfolio must raise the economic bar of our weighted-average holdings. It was Tom Murphy, former Chairman of Capital Cities/ABC, who pointed out that we must find combinations in our portfolio "that make the train run faster and better (and not) just be a longer train".

   If the companies we own are able to maintain this level of economic return (to say nothing of our ability to raise this economic bar), it is likely our portfolio will, over time, achieve an above-average price return.

   However, the game of investing is not solely about picking companies with superior economics. Once you have selected an outstanding business, it is critical that you only purchase shares in that business when share prices are at a discount to calculated value.

MARGIN OF SAFETY

   The world of security analysis and portfolio management has changed over the years. But there is one standing principle that has endured all attempts to redefine investing. The "margin of safety", as described by Benjamin Graham, is that principle and it is the mainstay of Focus Trust.

   The margin of safety principle has two major strengths. First, an investor that is only willing to purchase shares in a company when share prices are demonstrably below the value of a company, helps to protect themselves during difficult periods. All things being equal, an investment made with a margin of safety often has less downside price risk than an investment purchased without a margin of safety.

   On the upside, if a company operates as generally planned, a margin of safety can help boost an investment return far past what underlying economics might justify. In this case, the margin of safety provides a turbo charge for our portfolio.

   As portfolio manager, my challenge is to continue to locate and define companies that will raise our economic bar without sacrificing our margin of safety.

CONCLUSION

   I was encouraged by a recent study conducted by Dalbar Incorporated, a Boston mutual fund research company. In the study, Dalbar surveyed 4,299 "capable and likely" investors and found that "information" was central to their needs.

   According to the study:

    .83% of those surveyed wanted their investment adviser to educate them about investing before selling returns.

    .80% expected their investment adviser to help reduce or minimize their tax bill.

    .Only 70% were interested in achieving the highest possible returns.

   Based on these findings, its likely that Focus Trust is a perfect fit for three out of ten mutual fund investors. First, we work very hard to educate our shareholders about investing. If you were able to endure a twelve page shareholder letter, you already know this. Second, we are conscientious about the net after-tax return for our shareholders. Third, we expect to generate not the highest, but a reasonable above-average investment return without taking unnecessary economic risks.

   I would like to see Focus Trust continue to grow both in the number of shareholders and the assets we manage. Additional assets help to reduce our operating expense ratio and thus provide higher investment returns.

   You can purchase shares of Focus Trust directly by calling 1-800-665-2550. You can also purchase Focus Trust through several discount brokerages, including Charles Schwab,

Fidelity, Jack White, and Accutrade as well as the full service firm of Donaldson Lufkin & Jenrette. In any case, make sure you read all of the information carefully before investing, including the Investment Adviser-- Shareholder Principles.

   I wish to thank our Board of Directors for their outstanding service. Thanks also to FPS Services, Inc. and all of its employees for their support in helping make Focus Trust a high quality mutual fund.

   If you have any questions about Focus Trust, never hesitate to contact me. As always we appreciate your support.

                                          Sincerely,

                                          /s/ Robert G. Hagstrom

                                          Robert G. Hagstrom, Jr.
                                          Portfolio Manager

                               FOCUS TRUST, INC.
                            SCHEDULE OF INVESTMENTS
                               DECEMBER 31, 1996

COMMON STOCKS (94.78%)

                                                                       VALUE
 SHARES                                                     COST      (NOTE 1)
 ------                                                  ----------  ----------
        AMUSEMENT & RECREATION (17.82%)
 31,800 International Speedway Corp., Class B.........   $  520,040  $  643,950
  9,500 The Walt Disney Company.......................      564,068     661,437
                                                         ----------  ----------
                                                          1,084,108   1,305,387
                                                         ----------  ----------
        BEVERAGES (5.18%)
  8,300 Brown-Forman Corp., Class B ..................      327,019     379,725
                                                         ----------  ----------
        BUSINESS SERVICES (5.13%)
 20,200 Sotheby's Holdings Inc., Class A .............      296,495     376,225
                                                         ----------  ----------
        ENTERTAINMENT (5.32%)
 17,032 Gaylord Entertainment Company, Class A........      411,075     389,607
                                                         ----------  ----------
        GAMES/TOYS (4.25%)
  8,000 Hasbro, Inc. .................................      251,338     311,000
                                                         ----------  ----------
        INSURANCE (7.91%)
     17 Berkshire Hathaway, Inc., Class A* ...........      479,130     579,700
                                                         ----------  ----------
        MOTORCYCLES, BICYCLES (4.91%)
  7,650 Harley-Davidson, Inc. ........................      305,359     359,550
                                                         ----------  ----------
        NEWSPAPER (19.52%)
  6,500 Central Newspapers Inc., Class A .............      235,275     286,000
  7,650 Gannett Company ..............................      415,111     572,794
 14,500 Lee Enterprises, Inc. ........................      310,325     337,125
    700 Washington Post Company, Class B .............      186,560     234,588
                                                         ----------  ----------
                                                          1,147,271   1,430,507
                                                         ----------  ----------
        PHARMACEUTICALS (4.35%)
  6,400 Johnson & Johnson ............................      232,327     318,400
                                                         ----------  ----------
        SECURITY BROKER (10.29%)
 13,350 American Express Company .....................      528,361     754,275
                                                         ----------  ----------
        SERVICES (4.73%)
  3,150 Federal Home Loan Mortgage Corp. .............      216,330     346,894
                                                         ----------  ----------
        SUGAR PRODUCTS (5.37%)
  7,000 Wrigley (WM) Jr. Company .....................      324,505     393,750
                                                         ----------  ----------
        TOTAL COMMON STOCKS...........................    5,603,318#  6,945,020
                                                         ----------  ----------
        OTHER ASSETS IN EXCESS OF LIABILITIES
         (5.22%)......................................                  382,412
                                                                     ----------
        NET ASSETS (100.00%) .........................               $7,327,432
                                                                     ==========

# Also represents cost for Federal income tax purposes
* Non-income producing security

                       See Notes to Financial Statements.

                               FOCUS TRUST, INC.
                      STATEMENT OF ASSETS AND LIABILITIES
                               DECEMBER 31, 1996

ASSETS:
 Investments in securities, at value (cost $5,603,318) (Note 1)..... $6,945,020
 Cash...............................................................    361,831
 Dividends and interest receivable..................................     10,207
 Deferred organization costs (Note 1)...............................     42,773
 Reimbursement due from Adviser.....................................     52,331
 Other assets.......................................................      4,663
                                                                     ----------
   Total assets.....................................................  7,416,825
                                                                     ----------
LIABILITIES:
 Accrued expenses...................................................     46,620
 Payable to Adviser.................................................     42,773
                                                                     ----------
   Total liabilities................................................     89,393
                                                                     ----------
NET ASSETS:
 Applicable to 563,056 shares of capital stock outstanding (Note
  1)................................................................ $7,327,432
                                                                     ==========
NET ASSETS CONSIST OF:
 Paid-in capital.................................................... $5,985,730
 Net unrealized appreciation of investments.........................  1,341,702
                                                                     ----------
   Net assets....................................................... $7,327,432
                                                                     ==========
NET ASSET VALUE AND OFFERING PRICE PER SHARE:
 ($7,327,432/563,056 shares)........................................ $    13.01
                                                                     ==========



                       See Notes to Financial Statements.

                               FOCUS TRUST, INC.
                            STATEMENT OF OPERATIONS
                               DECEMBER 31, 1996

INVESTMENT INCOME:
 Dividends......................................................... $   77,106
 Interest..........................................................     22,180
                                                                    ----------
  Total income.....................................................     99,286
                                                                    ----------
EXPENSES:
 Investment advisory fees (Note 2).................................     43,364
 Administration fees...............................................     65,515
 Registration fees.................................................     34,339
 Transfer agent fees...............................................     45,249
 Accounting fees...................................................     24,000
 Amortization of organization costs (Note 1).......................     13,037
 Audit fees........................................................     18,625
 Legal fees........................................................      7,892
 Directors fees....................................................     14,800
 Custodian fees....................................................      5,715
 Printing expense..................................................     23,632
 Insurance expense.................................................     10,637
 Other expenses....................................................        329
                                                                    ----------
  Total expenses...................................................    307,134
 Less expenses reimbursed by Adviser and waived by Administrator
  (Note 2).........................................................   (183,238)
                                                                    ----------
  Net expenses.....................................................    123,896
                                                                    ----------
NET INVESTMENT LOSS................................................    (24,610)
                                                                    ----------
REALIZED AND UNREALIZED GAIN ON INVESTMENTS:
 Net realized gain from security transactions......................     44,537
 Net change in unrealized appreciation on investments..............    952,975
                                                                    ----------
 Net realized and unrealized gain on investments...................    997,512
                                                                    ----------
NET INCREASE IN NET ASSETS FROM OPERATIONS......................... $  972,902
                                                                    ==========



                       See Notes to Financial Statements.

                               FOCUS TRUST, INC.
                       STATEMENT OF CHANGES IN NET ASSETS

                                                         YEAR        PERIOD
                                                         ENDED        ENDED
                                                       12/31/96     12/31/95*
                                                      -----------  -----------
OPERATIONS:
 Net investment income (loss)........................ $   (24,610) $    26,202
 Net realized gain on investments....................      44,537            0
 Net change in unrealized appreciation on invest-
  ments..............................................     952,975      388,727
                                                      -----------  -----------
  Net increase in net assets from operations.........     972,902      414,929
                                                      -----------  -----------
DIVIDENDS TO SHAREHOLDERS FROM:
 Net investment income...............................           0      (26,252)
 Net realized gains on investments...................     (40,853)           0
                                                      -----------  -----------
  Total distributions................................     (40,853)     (26,252)
                                                      -----------  -----------
CAPITAL STOCK TRANSACTIONS (NET)--NOTE 1.............   1,334,394    4,572,312
                                                      -----------  -----------
 Total increase in net assets........................   2,266,443    4,960,989
                                                      -----------  -----------
NET ASSETS:
 Beginning of period.................................   5,060,989      100,000
                                                      -----------  -----------
 End of period....................................... $ 7,327,432  $ 5,060,989
                                                      ===========  ===========

* The Fund commenced investment operations on April 17, 1995.




                       See Notes to Financial Statements.

                               FOCUS TRUST, INC.
                         NOTES TO FINANCIAL STATEMENTS

NOTE 1 -- SIGNIFICANT ACCOUNTING POLICIES:

Focus Trust, Inc. (the "Fund") is a no-load, non-diversified, open-end management investment company registered under the Investment Company Act of 1940, as amended. The Fund was incorporated under the laws of Maryland on January 27, 1995 and commenced operations on April 17, 1995. The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements, and the reported amounts of revenues and expenses during the period could differ from these estimates.

  A. SECURITY VALUATION: The Fund calculates the net asset value and completes orders to purchase, exchange or repurchase Fund shares on each business day as of 4:00 p.m. Eastern time, with the exception of those days on which the New York Stock Exchange is closed.

  The Fund's securities are valued based on market quotations or, when no market quotations are available, at fair value as determined in good faith by or under direction of the Board of Directors. Securities listed on any national securities exchange are valued at their last sale price on the exchange where the securities are principally traded or, if there has been no sale on that date, at the mean between the last reported bid and asked prices. Securities traded over-the-counter are priced at the mean of the last bid and asked price. Short-term investments having a maturity of 60 days or less are valued at amortized cost, which the Board of Directors believes represents fair value.

  B. FEDERAL INCOME TAXES: It is the policy of the Fund to comply with all requirements of the Internal Revenue Code (the "Code") applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders. The Fund has met the requirements of the Code applicable to regulated investment companies for the year ended December 31, 1996. Therefore, no Federal income or excise tax provision is required.

  C. DETERMINATION OF GAINS OR LOSSES ON SALES OF SECURITIES: Gains or losses on the sale of securities are determined on the identified cost basis.

  D. ORGANIZATION COSTS: Costs incurred by the Fund in connection with their organization and initial registration and public offering of shares have been deferred by the Fund. Organization costs are being amortized on a straight-line basis for a five-year period beginning at the commencement of operations of the Fund. The principals of Lloyd, Leith & Sawin, Inc. (the "Adviser"), has agreed that in the event it redeems any of its shares during such period, it will reimburse the Fund for any unamortized organization costs in the same proportion as the number of shares to be redeemed bears to the number of shares that were initially purchased by the Adviser and remain outstanding at the time of redemption.

  E. DISTRIBUTIONS TO SHAREHOLDERS: It is the policy of the Fund to distribute net investment income in December and capital gains, if any, annually. Distributions to shareholders are recorded on the ex-dividend date. Income and capital gain distributions are determined in accordance with income tax regulations which may differ from generally accepted accounting principles.

  F. OTHER: Securities transactions are accounted for on the trade date. Interest income is recorded on the accrual basis and dividend income on the ex-dividend date.

  G. CAPITAL SHARE TRANSACTIONS: The Fund is authorized to issue one hundred million shares of capital stock with a par value of $0.001 per share. Transactions in shares of capital stock from the commencement of investment operations were as follows:

                                                             PERIOD FROM
                                         YEAR ENDED       APRIL 17, 1995 TO
                                     DECEMBER 31, 1996    DECEMBER 31, 1995
                                     -------------------  -------------------
                                     SHARES     AMOUNT    SHARES     AMOUNT
                                     -------  ----------  -------  ----------
     Shares sold.................... 181,792  $2,164,827  454,998  $4,696,237
     Shares issued through
      reinvestment of dividends.....   3,120      39,553    2,249      25,148
     Shares redeemed *.............. (75,076)   (869,986) (14,027)   (149,073)
                                     -------  ----------  -------  ----------
     Net Increase................... 109,836  $1,334,394  443,220  $4,572,312
                                     =======  ==========  =======  ==========

* Redemptions are subject to a 1.00% fee if redeemed within two years of purchase. Thus, the redemption price may differ from the net asset value per share.

NOTE 2 -- INVESTMENT ADVISORY FEES AND OTHER TRANSACTIONS WITH AFFILIATES:

The Fund retains Lloyd, Leith & Sawin, Inc. as its investment Adviser. The Adviser provides the Fund with investment advice, administrative services and facilities. As compensation for these services, the Fund pays the Adviser a monthly fee based on the Fund's average daily net assets. For the period April 17, 1995 (commencement of operations) through August 31, 1995, the Adviser had voluntarily agreed to reduce its fees and reimburse the Fund to the extent total annualized expenses exceed 1.75% of the Fund's average daily net assets. Effective September 1, 1995, the Adviser has agreed to reduce its fees and reimburse the Fund to the extent total annualized expenses exceed 2.00% of the Fund's average daily net assets. Certain officers of the Fund are also officers and directors of the Investment Adviser. All officers serve without direct compensation from the Fund during the period. There were no directors' fees paid to affiliated directors of the Fund. Robert G. Hagstrom, Jr., Chairman, is considered an affiliated director of the Fund, but receives no compensation. Investment advisory fees, for the year ended December 31, 1996, are as follows:


                                                              EXPENSES WAIVED
           ADVISORY                  ADVISORY                  OR REIMBURSED
             FEE                       FEE                      BY ADVISER
           --------                  --------                 ---------------
           0.70%                     $43,364                     $173,238

FPS Services, Inc. (the "Administrator") provides the Fund with administrative, pricing and shareholder services. As compensation for these services, the Fund pays the Administrator a monthly fee based on a minimal contractual basis. The Administrator voluntarily agreed to waive a portion of its fees for the various services, for the year ended December 31, 1996, as follows:

                                                                    EXPENSES
                                                                     WAIVED
                                                          FEE   BY ADMINISTRATOR
                                                        ------- ----------------
    Administration..................................... $65,515      $6,000
    Transfer agent.....................................  45,249       2,000
    Accounting.........................................  24,000       2,000

The agreement with the Administrator, providing the above waivers, expired April 30, 1996.

NOTE 3 -- INVESTMENT TRANSACTIONS:

Investment transactions for the Fund for the year ended December 31, 1996, excluding temporary short-term investments, are as follows:

                                                          PROCEEDS
                PURCHASES                                FROM SALES
                ---------                                ----------
                $2,410,589                                $481,271

NOTE 4 -- UNREALIZED APPRECIATION AND DEPRECIATION:

At December 31, 1996, the net unrealized appreciation of securities for Federal income tax purposes consisted of:

                                                                       AMOUNT
                                                                     ----------
        Gross unrealized appreciation............................... $1,363,170
        Gross unrealized depreciation...............................    (21,468)
                                                                     ----------
        Net unrealized appreciation................................. $1,341,702
                                                                     ==========

                               FOCUS TRUST, INC.
                             FINANCIAL HIGHLIGHTS

The table below sets forth financial data for one share of capital stock outstanding throughout each period presented.

                                                         YEAR     PERIOD
                                                        ENDED      ENDED
                                                       12/31/96  12/31/95*
                                                       --------  ---------
Net Asset Value, beginning of period.................. $  11.17  $  10.00
                                                       --------  --------
 INCOME FROM INVESTMENT OPERATIONS
 Net investment income (loss).........................    (0.05)     0.06
 Net realized and unrealized gain on investments......     1.96      1.17
                                                       --------  --------
   Total from investment operations...................     1.91      1.23
                                                       --------  --------
 DIVIDENDS TO SHAREHOLDERS
 Dividends from net investment income.................     0.00     (0.06)
 Dividends from net realized gains on investments.....    (0.07)     0.00
                                                       --------  --------
   Total from dividends to shareholders...............    (0.07)    (0.06)
                                                       --------  --------
Net Asset Value, end of period........................ $  13.01  $  11.17
                                                       ========  ========
TOTAL RETURN..........................................   17.14%    12.29% /(2)/
RATIOS/SUPPLEMENTAL DATA
 Net assets, end of period (in 000's)................. $  7,327  $  5,061
 Ratio of expenses to average net assets
  after reimbursement of expenses by Adviser..........    2.00%     1.92% /(1)/
 Ratio of expenses to average net assets
  before reimbursement of expenses by Adviser.........    4.96%     7.89% /(1)/
 Ratio of net investment income to average net assets
  after reimbursement of expenses by Adviser..........   (0.40%)    1.19% /(1)/
 Ratio of net investment income to average net assets
  before reimbursement of expenses by Adviser.........   (3.36%)   (4.78%)/(1)/
 Portfolio turnover...................................    8.47%     0.00%
 Average commission rate paid/(3)/.................... $ 0.0979       N/A

/(1)/Annualized

/(2)/Not Annualized

(/3/)Computed by dividing the total amount of commissions paid by the total number of shares purchased and sold during the period for which there was a commission charged. This disclosure is required by the U.S. Securities and Exchange Commission beginning 1996.

* The Fund commenced investment operations on April 17, 1995.

                      See Notes to Financial Statements.

                       REPORT OF INDEPENDENT ACCOUNTANTS

To the Shareholders and
Boards of Directors of
Focus Trust, Inc.

We have audited the accompanying statement of assets and liabilities of Focus Trust, Inc., (the "Fund"), including the schedule of investments as of December 31, 1996 and the related statements of operations for the year then ended, the statements of changes in net assets and the financial highlights for the year ended December 31, 1996 and the period from April 17, 1995 (commencement of operations) to December 31, 1995. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of investments owned as of December 31, 1996, by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Focus Trust, Inc. as of December 31, 1996 and the results of its operations for the year then ended, the changes in its net assets and its financial highlights for the year then ended December 31, 1996 and the period from April 17, 1995 (commencement of operations) to December 31, 1995, in conformity with generally accepted accounting principles.

COOPERS & LYBRAND L.L.P.
2400 Eleven Penn Center
Philadelphia, PA
January 20, 1997

                  INVESTMENT ADVISER--SHAREHOLDER PRINCIPLES

You should read carefully the following Investment Adviser--Shareholder Principles before making an investment in the Fund.

 . Although the Fund is organized as a mutual fund, the principals of Lloyd, Leith & Sawin, Inc. (the "Adviser") take the view that it is a managing partner with you, the shareholders of this Fund. This commitment is reinforced by having the principals of the Adviser also invest a portion of its assets in the Fund and thus become co-owners of the Fund.

 . As managing partners, the Adviser will attempt to locate and invest in a few outstanding businesses which it believes possess favorable long-term prospects with superb underlying economics run by trustworthy and able management and finally, are available at sensible prices.

 . Once invested in a particular security, the Adviser looks forward to becoming a long-term holder of these outstanding businesses. The Adviser is not, nor will it ever be, interested in constantly buying and selling mediocre businesses where economic gain depends more on profiting from short-term price changes rather than the economic gain afforded by companies that are able to grow their long-term intrinsic value.

 . Because long-term maximum growth of intrinsic value, not profits from short-term price changes, is the Adviser's prime objective, the Adviser expects that the Fund may, from time to time, underperform various stock market indices. This fact does not cause the Adviser any alarm. However, the Adviser would be disappointed if the gain in the intrinsic value of the companies selected for investment by the Fund, and hence the long-term rise in their respective stock prices, did not advance at a rate greater than the average large American company.

 . It would be unfair to ask you, the shareholder, to ignore short-term price movements as a way to measure investment results unless the Adviser offers an alternative means by which to judge the Fund's progress. As a managing partner, the Adviser is continually focused on, and will communicate to you, the economic progress of the companies selected for investment by the Fund. The Adviser believes that if a company is advancing economically at a satisfactory rate, over time, the price of the company will correlate to this change in value.

 . The Adviser promises to be honest and forthcoming with you, the Fund's shareholders. The Adviser promises to check periodic successes with an equally hard look at any investment failures. The Adviser believes that this public self-examination will be a benefit to shareholders and to the Adviser over the long term. The Adviser's goal in reporting is to be as forthright with you as it would like if the roles were reversed.

 . STOP!!! If, after reading these principles, you have any reservation about investing in the Fund, please don't. We would much prefer that you not invest with us if the slightest short-term disruption in the markets or individual stock prices will cause you to sell your shares. The Adviser believes that long-term investment results should approximate the value of the underlying businesses and not be affected by the excessive trading of any of the Fund's shareholders.

                               FOCUS TRUST, INC.
                                 (800) 665-2550

                                   DIRECTORS

                             Robert J. Coleman, Jr.
                            Robert G. Hagstrom, Jr.
                               Joan Lamm-Tennant
                                Allan S. Mostoff

                                    OFFICERS

                       Robert G. Hagstrom, Jr., President
                 Virginia B. Leith, Vice President & Treasurer
                   John S. Lloyd, Vice President & Secretary

                               INVESTMENT ADVISER

                           Lloyd, Leith & Sawin, Inc.
                         230 Sugartown Road, Suite 150
                                Wayne, PA 19087

                                  UNDERWRITER

                           FPS Broker Services, Inc.
                               3200 Horizon Drive
                           King of Prussia, PA 19406

                              SHAREHOLDER SERVICES

                               FPS Services, Inc.
                               3200 Horizon Drive
                           King of Prussia, PA 19406

                                   CUSTODIAN

                              The Bank of New York
                                 48 Wall Street
                               New York, NY 10286

                                 LEGAL COUNSEL

                             Dechert Price & Rhoads
                              1500 K Street, N.W.
                              Washington, DC 20005

                                    AUDITORS

                            Coopers & Lybrand L.L.P.
                            2400 Eleven Penn Center
                             Philadelphia, PA 19103

This report is submitted for general information of the shareholders of the Fund. It is not authorized for distribution to prospective investors in the Fund unless preceded or accompanied by an effective Prospectus which includes details regarding the Fund's objectives, policies, expenses and other information.